Note 2: Summary of Significant Accounting Practices: Oil and Gas Development - Workover Program (Policies)	3 Months Ended
Aug. 31, 2013
Policies
Oil and Gas Development - Workover Program

OIL AND GAS DEVELOPMENT - WORKOVER PROGRAM

The Company’s development - workover program consists of re-entering or completing a workover on an oil or gas well that has a historical evidence of oil or gas production or that is currently producing oil and gas at a fractional output compared to when the oil and gas wells first came into production. Workover activities include one or more of a variety of remedial operations on a producing well or inactive well to try to increase production. All costs of a workover are capitalized and amortized (depletion) on a per-unit of barrel equivalent of production.